As filed with the Securities and Exchange Commission on November 14, 1997

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 7, 1997


                                  CAPITAL TRUST
             (Exact Name of Registrant as Specified in its Charter)


California                          1-8063                           94-6181186
(State or Other                  (Commission                   (I.R.S. Employer
Jurisdiction of                  File Number)                    Identification
incorporation)                                                             No.)




605 Third Avenue, 26th Floor
New York, New York                                                    10016
(Address of Principal Executive Offices)                            (Zip Code)


                                 (212) 655-0220
              (Registrant's Telephone Number, Including Area Code)



          (Former name or former address, if changed since last report)






650264.3

ITEM 2.    Acquisition or Disposition of Assets

     As of November 7, 1997, the Registrant originated and funded a $50.3 million second mortgage loan (the "Mortgage Loan") to 1325 Limited Partnership (the "Borrower"). Proceeds from the Mortgage Loan were used to repay existing debt secured by the commercial office tower located at 1325 Avenue of the Americas in New York City (the "Property"). Simultaneous with the Mortgage
Loan funding, the Registrant entered into a pari passu participation agreement pursuant to which it sold a 50% (or $25.15 million) participation interest in the Mortgage Loan to EOP Operating Limited Partnership, whose general partner is Equity Office Properties Trust, an affiliate of the Company. As a result of the participation, the Registrant's maximum obligation under the Mortgage Loan is $25.15 million.

     The Mortgage Loan is secured by a second mortgage on the Property. In addition, the Mortgage Loan is secured by various other collateral owned by a principal of the Borrower as well as a limited personal guarantee of a principal of the Borrower. Collection under the personal guarantee and the other collateral is limited to $10.0 million. The Mortgage Loan is subordinate to a first mortgage on the Property of approximately $185 million.

     The Mortgage Loan has a term of two years, which may be extended by the Borrower for an additional year, upon payment of an extension fee, and bears interest at a specified rate above LIBOR, which such rate increases during the extension period. Under certain circumstances, the Borrower may defer a portion of the interest accrued on the Mortgage Loan during the initial two-year term subject to a specified minimum rate. The Mortgage Loan is interest only during the initial two-year term with excess cash flow after determined reserves going towards amortization during the extension term.

     The Property, which was completed in 1990, is a 34-story office building in New York City containing approximately 750,000 square feet. Currently, the Property is approximately 99% occupied.

     In assessing the property underlying the Mortgage Loan, the Registrant considered several material factors, including, but not limited to those described below.

     With respect to sources of revenue, the Registrant considered: the Property's occupancy rate of 99% as compared to the overall sub-market occupancy rate of approximately 91%; the Property's average annual rental rate of approximately $37.60 per occupied square foot as compared to competitive office rental rates in the sub- market ranging from $38.00 to $46.00 per square foot; the principal businesses, occupations, and professions of the tenants operating at the Property, including office tenants such as Warner Brothers, which occupies approximately 18% of the Property (with a lease expiration date which is no earlier than 2010, a base rental rate which compares favorably to the marketplace, and two five-year renewal options); and the stability afforded by the Property's long-term credit-oriented office tenants, nine of whom occupy approximately 65% of the Property with lease expiration dates beyond ten years.

     With respect to factors relating to expenses, the Registrant considered: the utility rates at the Property for electricity, steam, and water and sewer; the taxes at the Property which were comparable to tax rates for similar properties; maintenance and operating expenses which were in line for similar properties which are operated and maintained in a professional manner; and the relatively recent construction of the Property including significant expenditures for tenant improvement installations.

     After reasonable inquiry, the Registrant is not aware of any material factors relating to the Property underlying the Mortgage Loan that would cause the reported financial information herein not to be indicative of future operating results.



650264.3

ITEM 7.    Financial Statements, Supplemental Financial Information and Exhibits

         (a)   Financial Statements of the Borrower

               Audited and unaudited financial statements of 1325 Limited Partnership, the Borrower reported in Item 2, are included herein as indicated in the following index to the financial statements.

               Index to Financial Statements

Report of Independent Accountants..................................................................... F-1
Statements of Revenues and Certain Operating Expenses
    of 1325 Limited Partnership for the Year Ended December 31, 1996 and the Nine
    Months Ended September 30, 1997 (Unaudited)....................................................... F-2
Notes to Statements of Revenues and Certain Operating Expenses of 1325 Limited Partnership............ F-3


650264.3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CAPITAL  TRUST
                                                (Registrant)



Date: November 13, 1997                       By:       /s/ John R. Klopp
                                              Name:    John R. Klopp
                                              Title:   Chief Executive Officer


650264.3

Report of Independent Accountants


Partners
1325 Limited Partnership
New York, New York

We have audited the accompanying statement of revenue and certain operating expenses (described in Note 2) of 1325 Limited Partnership (a Delaware Limited Partnership) for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of Capital Trust and is not intended to be a complete presentation of the Partnership's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses of 1325 Limited Partnership for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



Garden City, New York
March 21, 1997
                                                   Margolin, Winer & Evens LLP

1325 LIMITED PARTNERSHIP
(A Delaware Limited Partnership)

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 1996
and the Nine Months Ended September 30, 1997 (Unaudited)


                                                               NINE MONTHS
                                                                  ENDED
                                                 YEAR ENDED    SEPTEMBER 30,
                                                DECEMBER 31,      1997
                                                    1996       (Unaudited)
                                                -------------  -------------

Revenue (Notes 2 and 3):
    Minimum rentals, net                        $ 24,254,098   $ 18,285,213
                                                                 18,285,881
    Expense reimbursements and escalations         5,427,262      4,253,213
                                                ------------   ------------
    Total Revenue                                 29,681,360     22,539,094
                                                ------------   ------------


Certain Operating Expenses:
    Operating                                      3,249,720      2,518,252
    Real estate taxes (Note 4)                     4,842,105      3,719,088
    Utilities                                        601,352        453,335
    Administrative                                   882,287        669,688
    Management fees (Note 3)                         285,072        245,736
                                                ------------   ------------

    Total Certain Operating Expenses               9,860,536      7,606,099
                                                ------------   ------------


Revenue In Excess of Certain Operating Expenses $ 19,820,824   $ 14,932,995
                                                ------------   ------------






     The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

1325 LIMITED PARTNERSHIP
(A Delaware Limited Partnership)

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


1.  Formation and       1325 Limited Partnership (the Partnership) is a limited partnership formed
    Business Activity   under the laws of the State of Delaware on November 12, 1987 and is authorized to conduct business in New York.  The Partnership's purpose is to develop, construct, finance, lease, own and operate a commercial office building, consisting of approximately 750,000 square feet, known as 1325
                        Avenue of the Americas (the Building) on land owned by the Partnership (the
                        Property).

2.  Summary of          Basis of presentation - The statements of revenue and certain operating
    Significant         expenses for the year ended December 31, 1996 and the nine months ended
    Accounting          September 30, 1997 include gross operating revenue, exclusive of interest
    Policies            income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, non-recurring administrative expenses, partnership expenses and federal, state and local income taxes, if any.
                        Amortization of lease incentive costs of $3,138,802 for the year ended
                        December 31, 1996 and $2,321,745 for the nine months ended September 30,
                        1997 is reflected as a reduction of rental income.

                        Use of estimates - The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

                        Rental income - Minimum rentals are recognized on a straight-line basis over the noncancelable term of the respective leases.  Amounts recognized in excess of amounts actually billed to tenants amounted to $4,624,000 for the year ended
                        December 31, 1996 and $549,544 for the nine months ended September 30,
                        1997.  The leases generally provide for expense reimbursements and escalations to be paid in monthly installments.

                        Income taxes - The Partnership is not subject to federal, state or local income taxes and, accordingly, makes no provision for income taxes in its financial statements.  The Partnership's taxable income or loss is reportable by the partners.

3.   Related Party      The Partnership is a party to an agreement with an affiliate whereby the affiliate
     Transactions       provides management services in the rental operations of the Partnership for a fee based on a percentage of rent collected with a minimum of $150,000 per year.  Amounts charged to the Partnership related to this agreement were
                        $285,072 and $245,736 for the year ended December 31, 1996 and the nine

--------------------------------------------------------------------------------

1325 LIMITED PARTNERSHIP
(A Delaware Limited Partnership)

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)


                        months-ended-September-30,-1997,-respectively.

                        The Partnership is also party to various agreements with affiliated companies to provide leasing and construction management services.  These fees are capitalized as incurred.

                        Rental revenue from a tenant that owns a 9.3% limited partner's interest in the
                        Partnership was $7,419,887 and $5,404,808 for the year ended December 31,
                        1996 and the nine months ended September 30, 1997, respectively, and rental revenue from an affiliate of a general partner was $566,261 and $422,326, respectively.

4.  Real Estate Taxes   The Partnership qualified to receive the benefits of the Industrial and
                        Commercial Incentive Program provided by the City of New York whereby certain decreasing amounts of the annual real property taxes through June 30,
                        1997 are deferred.  Beginning in the tax year July 1, 1999, previously deferred amounts are repayable over a ten year period in equal semi-annual installments without interest.  The discounted amounts of the deferred real property taxes recorded for the year ended December 31, 1996 and the nine months ended
                        September 30, 1997 were $330,482 and $73,488, respectively.  At December
                        31, 1996 and September 30, 1997, cumulative deferred real property taxes, undiscounted, amount to $17,570,071 and $17,689,694, respectively.  The
                        Partnership will recover a portion of the deferred real property taxes through reimbursements from certain tenants during the above noted ten year period.

5.  Rentals Under       The following is a schedule of future minimum rental income as of
    Operating Leases    December 31, 1996 from noncancelable operating leases during the next five years and thereafter (presented on a straight-line basis).

                                 Years ending December 31,
                                          1997                 $ 27,190,501
                                          1998                   27,449,941
                                          1999                   26,688,476
                                          2000                   25,622,019
                                          2001                   24,962,602
                                       Thereafter               203,794,337

                                 Total future minimum rentals  $335,707,876

--------------------------------------------------------------------------------

1325 LIMITED PARTNERSHIP
(A Delaware Limited Partnership)

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)


                        Future minimum rentals related to the affiliate leases are included in the above amounts.

6.  Interim             The statement of revenue and certain operating expenses for the nine months
    Unaudited           ended September 30, 1997 is unaudited.  However, in the opinion of
    Financial           management, all adjustments, consisting of normal recurring adjustments,
    Information         necessary for a fair presentation of this financial statement for the interim period have been included.  The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.



--------------------------------------------------------------------------------